Exhibit 10.5(b)


     Schedule of 12% Secured Convertible Notes issued by NCT Group, Inc. to Carole Salkind during the three months ended June 30, 2006


                                                        Conversion
     Issue Date        Due Date        Principal         Price (a)
     ----------        --------      -------------       ---------
      04/21/06         10/21/06       $  649,392         $  0.0100

                                     -------------
                                      $  649,392
                                     =============


(a) Note conversion price will be the greater of: (i) the lowest last sale price of NCT's common stock during the five-day period comprised of the date of the note; the preceding date and three dates following; or (ii) the par value of NCT's common stock on the date the conversion notice is delivered to NCT.